EXHIBIT 10.12

               DEPOSIT AND DISBURSEMENT AGREEMENT


                              among


               PANDA-ROSEMARY FUNDING CORPORATION,



                      PANDA-ROSEMARY, L.P.,



                      FLEET NATIONAL BANK,
                       as Collateral Agent


                               and

                      FLEET NATIONAL BANK,
                       as Depositary Agent



                    Dated as of July 31, 1996




EXHIBIT B   RESTORATION FUND REQUISITION


     DEPOSIT AND DISBURSEMENT AGREEMENT (this "Depositary Agreement"), dated as of July 31, 1996, among PANDA-ROSEMARY FUNDING CORPORATION, a Delaware corporation (the "Company"), PANDA-ROSEMARY, L.P., a Delaware limited partnership (the
"Partnership"), FLEET NATIONAL BANK, a national banking association established under the laws of the United States, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the "Collateral Agent"), and FLEET NATIONAL BANK, in its capacity as depositary agent
(together with its successors and permitted assigns in such capacity, the "Depositary Agent").

                      W I T N E S S E T H:

     WHEREAS,  the  Partnership  owns  a  natural  gas-fired  180 megawatt electrical generating facility in Roanoke Rapids,  North
Carolina (the "Project");

     WHEREAS,  the  Company is a wholly-owned subsidiary  of  the
Partnership,   formed  for  the  purposes  of  facilitating   the
refinancing of the Project;

     WHEREAS, the Company has duly authorized the creation and issuance of its bonds to be issued in one or more series from time to time (the "Bonds") pursuant to the Trust Indenture, dated as of July 31, 1996 (the "Indenture"), among the Company, the Partnership and Fleet National Bank, in its capacity as trustee (together with its successors and permitted assigns in such capacity, the "Trustee");

     WHEREAS, the Company will lend all of the proceeds of the sale of the Bonds of the initial series to the Partnership to defease another indenture pursuant to which bonds were issued to finance the cost of constructing the Project and for the purpose of, among other things, funding certain reserve funds, redeeming the limited partnership interests in the Partnership owned by Ford Motor Credit Company, and paying closing costs;

      WHEREAS, all of the Company's obligations under the Bonds will be unconditionally guaranteed by the Partnership under one or more guarantees (the "Partnership Guarantees"), which, together with the above-mentioned loans, will be secured, in accordance with the Collateral Documents referred to in the Indenture, by substantially all the assets of the Partnership and certain other collateral;

     WHEREAS, the Partnership may finance certain working capital requirements of the Project and intends to arrange for the issuance of letters of credit as may be required by the Project pursuant to a Credit Bank Working Capital Agreement and/or a Credit Bank Reimbursement Agreement (as each such term is defined in the Indenture), which may also be secured by substantially all the assets of the Partnership and certain other collateral;

     WHEREAS, in that connection, pursuant to Section 13.4 of the VEPCO Power Purchase Agreement referred to in the Indenture, the Partnership is required to post a letter of credit in the amount of $4,950,000 for the benefit of Virginia Electric and Power Company and the L/C Issuer referred to below has agreed to provide such letter of credit for the account of the Partnership under a Credit Bank Reimbursement Agreement;

     WHEREAS, the Partnership and the Company may incur additional debt permitted by Sections 6.16(a)(v) and 6.16(b)(ii) of the Indenture ("Additional Permitted Debt"), to finance certain modifications and enhancements to the Project in the future and may incur certain other Financing Liabilities (as defined in the Intercreditor Agreement, referred to below), that may be secured in accordance with the Collateral Documents by substantially all the assets of the Partnership and certain other collateral;

     WHEREAS, the Secured Parties (as defined below), the Company, the Partnership and the Collateral Agent have entered into a Collateral Agency and Intercreditor Agreement, dated as of July 31, 1996 (the "Intercreditor Agreement"), appointing the Collateral Agent as collateral agent and setting forth certain rights and remedies of the Collateral Agent acting on behalf of the Secured Parties with respect to the Collateral, including, without limitation, the Funds created herein; and

     WHEREAS, the Collateral Agent, the Partnership and the Company desire to appoint the Depositary Agent as depositary agent to hold and administer money deposited in the various Funds established pursuant to this Depositary Agreement and funded with, among other things, the transfer of moneys held under the Existing Reimbursement Agreement referred to below, the proceeds of the issuance of the Bonds and the related loans, proceeds of Additional Permitted Debt, proceeds under the Credit Bank Working Capital Agreement, proceeds of insurance and condemnation, and revenues generated by the Project.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I

                          Definitions

     Section I.1 Capitalized Terms. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to such term in the Indenture, as such definition exists on the Closing Date, or in the Intercreditor Agreement.

     Section I.2 Definitions; Construction. For all purposes of this Depositary Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all references in this Depositary Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Depositary Agreement;

          (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Depositary
     Agreement as a whole and not to any particular Article, Section or other subdivision;

          (d)    unless   otherwise  expressly   specified,   any
     agreement, contract or document defined or referred to herein shall mean such agreement, contract or document (including any clarification letters relating thereto) as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Indenture, the other Project Documents and any other Financing Documents and including any agreement, contract or document in substitution or replacement of any of the foregoing;

          (e)    unless  the  context  clearly  intends  to   the
     contrary, pronouns having a masculine or feminine gender shall be deemed to include the other; and

          (f) any reference to any Person shall include its successors and assigns.

     "Additional  Permitted  Debt  Fund"  shall  mean  the   fund
described in Section 3.10.

     "Administrative Claims" shall mean all obligations of the Partnership and the Company, now or hereafter existing, to pay fees, costs and expenses (including the reasonable fees and expenses of counsel) to any trustee or agent of any Secured Party, or, if any Secured Party is not represented by a trustee or agent, to such Secured Party for fees, costs and expenses incurred in connection with administration of the applicable Financing Document and the enforcement of its rights thereunder (including any rights to indemnification of the Partnership or the Company), excluding Collateral Agent Claims, Depositary Agent Claims and Trustee Claims.

     "Bullet  Maturity"  shall mean with  respect  to  Additional
Permitted Debt, Debt with a single principal payment due in full at final maturity.

     "Bullet Maturity Amount" shall mean with respect to a Funding Period for any Additional Permitted Debt with a Bullet Maturity, an amount equal to the principal amount of such Additional Permitted Debt due at final maturity divided by the number of Funding Periods between the date of issuance and the final maturity of such Additional Permitted Debt plus the aggregate of the Bullet Maturity Amounts not funded in prior periods.

     "Collateral Agent Claims" shall mean all obligations of the Secured Parties, the Partnership and the Company, now or hereafter existing, to pay fees, costs and expenses to the Collateral Agent pursuant to Section 3.4 of the Intercreditor Agreement and the Security Documents.

     "Company  Loan  Agreement" shall mean  the  Loan  Agreement,
dated  as  of  July  31,  1996,  between  the  Company  and   the
Partnership.

     "Debt  Service  Letter of Credit" shall  mean  one  or  more irrevocable direct pay letters of credit available for the purpose of drawing to pay principal and interest on the Bonds and the Additional Permitted Debt in an amount up to the Debt Service Reserve Requirement and any extensions thereof or any substitute letter of credit therefor in the stated amount contained in such extension or substitute, subject to the limitations set forth in, and permitting draws therein as contemplated by, Section 3.4 of this Depositary Agreement, (i) issued to the Depositary Agent by a financial institution having a long-term unsecured senior debt rating of at least "A" or its equivalent by the Rating Agencies at the time of issuance, (ii) in form and substance reasonably acceptable to the Depositary Agent, (iii) with a minimum term of one (1) year, (iv) for the benefit of the Depositary Agent, (v) providing for the amount thereof to be available to the Depositary Agent in multiple drawings conditioned only upon presentation of sight drafts accompanied by the applicable certificate in the form attached to such letter of credit, (vi) which the Partnership certifies in an Officer's Certificate does not constitute Debt of that Company or the Partnership and is not secured by a Lien on any of the properties of the Company or the Partnership and (vii) automatically extending for not less than six (6) months unless the issuing bank provides at least thirty (30) days prior written notice of termination or non-renewal to the Depositary Agent

     "Debt Service Fund" shall mean the fund established pursuant to Section 2.2(c).

     "Debt Service Reserve Fund" shall mean the fund described in
Section 3.5.

     "Debt Service Reserve Requirement" shall mean at any given time an amount equal to the sum, without duplication, of (i) the maximum aggregate principal payments due on the Bonds Outstanding on any two consecutive quarterly payment dates in the immediately succeeding three-year period from the date of determination (such principal payments for the Initial Bonds being attached to the Indenture on Schedule 1.1 thereto, subject to reduction pursuant to Section 7.3 of the Indenture) and the maximum aggregate principal payments due on the Additional Permitted Debt during any semiannual period in the immediately succeeding three-year period from the date of determination or, with respect to Additional Permitted Debt with a Bullet Maturity in the three-year period immediately prior to final maturity, the Bullet Maturity Amounts for six Funding Periods and (ii) the maximum aggregate interest payment due on the Bonds Outstanding on any two consecutive quarterly payment dates in the immediately succeeding three-year period from the date of determination and the maximum aggregate interest payments due on the Additional Permitted Debt (including the net amounts payable or receivable under the Interest Rate Protection Agreements with respect to such Additional Permitted Debt) during any semiannual period in the immediately succeeding three-year period from the date of determination. For the purposes of determining the Debt Service Reserve Requirement, with respect to Additional Permitted Debt with a floating interest rate and without a related Interest Rate Protection Agreement, the interest rate in effect at the time of calculation for such Additional Permitted Debt shall be assumed to apply for such three-year period.

     "Depositary Agent Claims" shall mean all obligations of the Secured Parties, the Partnership and the Company, now or hereafter existing, to pay fees, costs and expenses to the Depositary Agent pursuant to Sections 5.1 and 5.3 of this Depositary Agreement and the Security Documents.

     "Depositary Agreement" shall have the meaning set forth in the preamble.

     "Disbursement Date" shall mean the date specified in a Requisition as the date on which moneys are requested by the Partnership to be withdrawn and transferred from the Fund to which such Requisition relates for the purpose set forth in such Requisition.

     "Distribution Sub-Fund" shall mean the sub-fund described in
Section 3.9(a).

     "Existing  Reimbursement Agreement" shall  mean  the  Second
Amended   and   Restated  Letter  of  Credit  and   Reimbursement
Agreement, dated as of January 6, 1992, between the Partnership and The Fuji Bank, Limited.

     "Funding Date" shall be the fifteenth day of each month, or in each case if such day is not a Business Day, the next succeeding Business Day.

     "Funding Period" shall mean a period commencing on a Funding
Date  and ending on the day preceding the next succeeding Funding
Date.

     "Funds"  shall have the meanings assigned to  such  term  in
Section 2.2.

     "Interest  Account"  shall mean  the  account  in  the  Debt
Service Fund described in Section 3.3.

     "L/C Issuer" shall mean the issuer of the VEPCO Letter of Credit and its successor and assigns.

     "Maintenance Requisition" shall have the meaning assigned to that term in Section 3.6(b).

     "Major Maintenance Requirement" shall mean, for any Funding Date, either (i) if, on any Funding Date, the amount then on deposit in the Overhaul Fund is $1,000,000 or less, an amount equal to the sum of (a) the product obtained by multiplying the total number of hours that each of the combustion turbines constituting a part of the Project has operated during the 30-day period immediately preceding such Funding Date by $130, and
(b) the aggregate amount, not to exceed $1,000,000, of the amounts of the Major Maintenance Requirements for previous Funding Dates which has not been funded or has been withdrawn from the Overhaul Fund to pay a deficiency in other Funds pursuant to Section 3.12, or (ii) if, on any Funding Date, the amount then on deposit in the Overhaul Fund exceeds $1,000,000, then the Major Maintenance Requirement for such Funding Date shall be zero, in each case as such amount shall be revised annually pursuant to Section 6.11(a)(ii) of the Indenture; provided, however, that no such revision shall reduce such amount below the then current Major Maintenance Requirement without the consent of the L/C Issuer.

     "Modification Requisition" shall have the meaning assigned to that term in Section 3.10(b).

     "Operating   Fund"   shall  mean  the  fund   described   in
Section 3.2.

     "Overhaul  Fund"  shall mean the fund described  in  Section
3.6.

     "Partnership   Distribution  Fund"  shall  mean   the   fund
described in Section 3.9.

     "Pollution  Control  Finance  Fund"  shall  mean  the   fund
described in Section 3.7.

     "Principal  Account"  shall mean the  account  in  the  Debt
Service Fund described in Section 3.4.

     "Project  Revenue  Fund" shall mean the  fund  described  in
Section 3.1.

     "Property Tax Fund" shall mean the fund described in Section
3.11.

     "Property Tax Requirement" shall mean, for any Funding Date,
(i) until the date that the Partnership delivers to the Depositary Agent the Officer's Certificate referred to in Section 6.29(b) of the Indenture, an amount equal to 8.33% of the amount of real property taxes assessed in the tax year immediately preceding such Funding Date against the real property owned by The Bibb Company (or any successor owner of such property) that includes the Site; provided, however, that if the Partnership delivers to the Depositary Agent the Officer's Certificate and other documents referred to in Section 3.11(e) of this Agreement, the Property Tax Requirement for any Funding Date occurring during the period commencing on the date of such delivery and ending on the last day of the tax year with respect to which such Officer's Certificate is delivered shall be zero, and (ii) after the delivery of the Officer's Certificate referred to in Section 6.29(b) of the Indenture, zero.

     "Requisition"   shall   mean   a  Maintenance   Requisition,
Restoration   Requisition,   Modification   Requisition   or    a
requisition by the Partnership from one of the other Funds.

     "Responsible Officer", when used with respect to the Depositary Agent, shall mean any officer in the Corporate Trust Office (or any successor group of the Depositary Agent) including any vice president, assistant vice president, assistant secretary, assistant treasurer or any other officer of the Depositary Agent customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge and familiarity with the particular subject.

     "Restoration Budget" shall have the meaning assigned to that term in Section 3.8(a).

     "Restoration Progress Payment Schedule" shall have the meaning assigned to that term in Section 3.8(a).

     "Restoration Fund" shall mean the fund described in  Section
3.8.

     "Restoration Requisition" shall have the meaning assigned to that term in Section 3.8(b)(i).

     "Secured Parties" shall have the meaning assigned to such term in the Indenture.

     "Suspension  Sub-Fund" shall mean the sub-fund described  in
Section 3.9(b).

     "Trustee Claims" shall mean all obligations of the Partnership and the Company, now or hereafter existing, to pay fees, costs and expenses to the Trustee under the Indenture and any supplemental indentures entered into pursuant to the terms thereof.

                           ARTICLE II

                Appointment of Depositary Agent;
                     Establishment of Funds

     Section II.1 Acceptance of Appointment of Depositary Agent. (a) The Depositary Agent hereby agrees to act as such and to accept all cash, payments, other amounts and Permitted Investments to be delivered to or held by the Depositary Agent pursuant to the terms of this Depositary Agreement. The Depositary Agent shall hold and safeguard the Funds during the term of this Depositary Agreement and shall treat the cash, instruments and securities in the Funds as moneys, instruments and securities pledged by the Partnership and the Company to the Collateral Agent for the benefit of the Secured Parties to be held in the custody of the Depositary Agent, as agent solely for the Collateral Agent, in trust in accordance with the provisions of this Depositary Agreement. In performing its functions and duties under this Depositary Agreement, the Depositary Agent shall act solely as agent for the Collateral Agent and, except in such capacity, does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Partnership or the Company.

     (b) Neither the Partnership nor the Company shall have any rights against or to moneys held in the Funds, as third party beneficiary or otherwise, except the right to receive or make requisitions of moneys held in the Funds, as permitted by this Depositary Agreement , and to direct the investment of moneys held in the Funds as permitted by Section 3.13.

     Section II.2 Establishment of Funds and Sub-Funds. The Depositary Agent hereby establishes the following special, segregated and irrevocable cash collateral funds (collectively, the "Funds") in the form of interest-bearing accounts which shall be maintained at all times until the termination of this Depositary Agreement:

     (a)  Project Revenue Fund;
     (b)  Operating Fund;
     (c)  Debt Service Fund;
     (d)  Debt Service Reserve Fund;
     (e)  Overhaul Fund;
     (f)  Pollution Control Finance Fund
     (g)  Restoration Fund;
     (h)  Partnership Distribution Fund;
     (i)  Property Tax Fund; and
     (j)  Additional Permitted Debt Fund.

     The following two sub-accounts are hereby established and created within the Debt Service Fund:

     (a)  Principal Account; and
     (b)  Interest Account.

     The following two sub-funds are hereby established and created within the Partnership Distribution Fund:

     (a)  Distribution Sub-Fund; and
     (b)  Suspension Sub-Fund.

     Certain additional sub-funds within certain of the Funds may be established and created from time to time in accordance with this Depositary Agreement.

     On the Closing Date, the Partnership shall deliver to the Depositary Agent an Officer's Certificate setting forth the amounts held on such date by The Fuji Bank, Limited under the Existing Reimbursement Agreement and the allocation of such amounts to the Funds. Upon the transfer of such amounts by The Fuji Bank, Limited to the Depositary Agent, the Depositary Agent shall allocate such amounts among the Funds in accordance with such Officer's Certificate.

     All amounts from time to time held in each Fund shall be held (i) in the name of the Depositary Agent, as agent for the Collateral Agent for the benefit of the Secured Parties and (ii) in the custody of the Depositary Agent for the purposes and on the terms set forth in this Depositary Agreement. All such amounts shall constitute a part of the Collateral and shall not constitute payment of any Debt or any other obligation of the Partnership or the Company until applied as hereinafter provided.

     Section II.3 Security Interest. As collateral security for the prompt and complete payment and performance when due of all their respective obligations, the Partnership and the Company has, pursuant to the Security Agreements, pledged, assigned, hypothecated and transferred to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Depositary Agent, as agent for the Collateral Agent, a Lien and security interest in and to, (i) each Fund and (ii) all cash, investments and securities at any time on deposit in any Fund, including all income or gain earned thereon. The Depositary Agent is the agent of the Collateral Agent for the purpose of receiving payments contemplated hereunder and for the purpose of perfecting the Lien of the Collateral Agent for the benefit of the Secured Parties in and to the Funds and all cash, investments and securities and any proceeds thereof at any time on deposit in the Funds; provided that the Depositary Agent shall not be responsible to take any action to perfect such Lien except through the performance of its express obligations hereunder or upon the written direction of the Collateral Agent. Each of the Funds shall at all times be in the exclusive possession of, and under the exclusive domain and control of, the Depositary Agent, as agent for the Collateral Agent.

     Section II.4 Termination. This Depositary Agreement shall remain in full force and effect until the termination of the Intercreditor Agreement pursuant to Section 4.10 thereof.

                          ARTICLE III

                            The Funds

     Section III.1 Project Revenue Fund. (a) (i) The following amounts shall be deposited into the Project Revenue Fund directly, or if received by the Partnership or the Company, as soon as practicable upon receipt, in either case in accordance with this Section 3.1(a): (A) all Project Revenues received by the Partnership and any revenue from any source received by the Company, (B) the proceeds of the Debt under the Credit Bank Working Capital Agreement, (C) any income from the investment of the moneys in any of the Funds pursuant to Section 3.13, (D) all proceeds from the sale of assets by the Partnership or the Company, (E) all amounts, if any, required to be deposited in the Project Revenue Fund pursuant to the Escrow Deposit Agreement, dated July 31, 1996, among the Partnership, the Company and NationsBank of Texas, N.A., and (F) all other amounts collected or received by any lender of Debt or by the Collateral Agent, in each case, under the Collateral Documents (including, without limitation, all Casualty Proceeds, Eminent Domain Proceeds and Title Insurance Proceeds) and not at the time of receipt required to be transferred to or deposited in the Restoration Fund, the Debt Service Reserve Fund, or the Additional Permitted Debt Fund. Each of the Partnership and the Company hereby agrees and confirms that it has irrevocably instructed each Project Participant to each Project Agreement in effect as of the Closing Date pursuant to which payments may be made to or received by the Partnership or the Company and that it will so instruct all Project Participants to Project Agreements and, to the extent practicable, parties to the Non-Material Agreements, entered into after the Closing Date, to be made directly to the Depositary Agent for deposit into the Project Revenue Fund. If, notwithstanding the foregoing, any Project Revenues or any other amounts required to be deposited in the Project Revenue Fund are remitted directly to the Partnership or the Company (or any Affiliate of the Partnership or the Company), the Partnership or the Company, as the case may be, shall (or shall cause any such Affiliate to) hold such payments in trust for the Collateral Agent and shall promptly remit such payments to the Depositary Agent for deposit in the Project Revenue Fund, in the form received, with any necessary endorsements.

          (ii) Upon the deposit into the Project Revenue Fund of the proceeds of any payment in respect of any Casualty Proceeds, any Eminent Domain Proceeds or any Title Insurance Proceeds, the Depositary Agent shall separately segregate such Casualty Proceeds, Eminent Domain Proceeds or Title Insurance Proceeds, as the case may be, from any other amounts on deposit in the Project Revenue Fund.

          (iii) In the event that pursuant to Section 6.10(d) of the Indenture the Partnership determines that the Project cannot be rebuilt, repaired or restored to permit operation of all or a portion of the Project on a Commercially Feasible Basis following an Event of Eminent Domain, Event of Loss or Title Event, or, if pursuant to Section 6.10(f) of the Indenture, the Partnership determines not to rebuild, repair or restore the Project, then, upon delivery to the Depositary Agent of an Officer's Certificate of the Partnership certifying that the Project cannot be rebuilt, repaired or restored to permit operation of all or a portion of the Project on a Commercially Feasible Basis or that the Partnership determines not to rebuild, repair or restore the Project, the Collateral Agent shall deliver to the Depositary Agent a certificate setting forth the allocation of Casualty Proceeds, Eminent Domain Proceeds or Title Insurance Proceeds, as the case may be, segregated in the Project Revenue Fund among the Secured Parties (to the extent the Secured Obligations of such Secured Parties may be redeemed or prepaid under the applicable Financing Documents) pursuant to the Intercreditor Agreement as if such Casualty Proceeds, Eminent Domain Proceeds or Title Insurance Proceeds, as the case may be, were to be ratably distributed among such Secured Parties. Upon receipt of such certificate of the Collateral Agent, the Depositary Agent shall withdraw, transfer or distribute the moneys representing the Casualty Proceeds, the Eminent Domain Proceeds or the Title Insurance Proceeds, as the case may be, segregated in the Project Revenue Fund ratably among (a) the Trustee no later than one Business Day prior to the Redemption Date, as instructed by the Company Order delivered by the Partnership to the Depositary Agent, for the redemption of Bonds Outstanding in accordance with
     Section  7.3(a) of the Indenture and (b) the  other  Secured
     Parties for prompt redemption or prepayment of Secured Obligations pursuant to the applicable Financing Documents in accordance with the allocation set forth in the certificate of the Collateral Agent.

          (iv) If the Partnership has determined to rebuild, repair or restore the Project and has otherwise complied with the requirements of Section 6.10(d)(ii) or (iii) of the Indenture, then such segregated Casualty Proceeds, Eminent Domain Proceeds or Title Insurance Proceeds shall be deposited in the Restoration Fund in accordance with Section 3.8.

     (b) The Partnership and the Company hereby irrevocably authorize the Depositary Agent, on each Funding Date, to make withdrawals and transfers of moneys to the extent then available in the Project Revenue Fund and not segregated for any specific purpose as provided in this Section 3.1, upon the delivery of an Officer's Certificate of the Partnership to the Depositary Agent at least five (5) days prior to the Funding Date (or such fewer days as may be acceptable to the Depositary Agent) setting forth the amounts to be withdrawn, transferred or segregated pursuant to this clause (b) pursuant to the terms of this Depositary Agreement in the following order of priority:

          (i) First: Withdraw from the Project Revenue Fund for payment to the Operating Fund the amount set forth in the Officer's Certificate of the Partnership and certified by such Officer's Certificate to be the good faith estimate of the amounts payable for Operating Expenses (other than Debt Service and amounts referred to in clauses (ii) and (iii) below to the extent that the same are Operating Expenses) during the Funding Period commencing on such Funding Date, less the aggregate of the amounts previously transferred on any prior Funding Date for the payment of such Operating Expenses;

          (ii) Second: After making the withdrawals specified in clause (i), withdraw from the Project Revenue Fund the amount set forth in the Officers' Certificate of the Partnership for payment to the Credit Banks of an amount equal to (A) the unpaid principal amount of, interest on, and fees and other amounts due and payable at any time during the Funding Period commencing on such Funding Date with respect to reimbursement obligations and other amounts owed under a Credit Bank Reimbursement Agreement, and (B) the principal of, interest, and fees and other amounts due and payable at any time during the Funding Period commencing on such Funding Date with respect to loans under the Credit Bank Working Capital Agreement to the extent not paid (or to the extent provision for such payment is not made) pursuant to clause (i) above; provided, however, that the Depositary Agent shall segregate such amounts from any other amounts on deposit in the Project Revenue Fund until such time as payment is made to the Credit Banks;

          (iii) Third: After making the withdrawals specified in clauses (i) and (ii), if applicable, withdraw from the Project Revenue Fund the amount set forth in the Officer's Certificate of the Partnership for payment, without duplication, of interest due and payable at any time during the Funding Period commencing on such Funding Date with respect to the Bonds, the Additional Permitted Debt (including ordinary course settlement amounts (other than termination payments) under any related Interest Rate Protection Agreements) and Debt permitted under Sections 6.16(a)(ii) and (iii) of the Indenture (taking into account payments from the Interest Account allocated thereto); provided, however, that the Depositary Agent shall segregate such amounts from any other amounts on deposit in the Project Revenue Fund until such time as payment is made to the Persons entitled thereto;

          (iv) Fourth: After making the withdrawals specified in clauses (i), (ii) and (iii), withdraw from the Project Revenue Fund the amount set forth in the Officer's Certificate of the Partnership for the payment, without duplication, of the principal and premium, if any, due and payable at any time during the Funding Period commencing on such Funding Date (A) with respect to the Bonds, the Additional Permitted Debt, and Debt permitted under Sections 6.16(a)(ii) and (iii) of the Indenture (in each case, taking into account payments from the Principal Account allocated thereto), and (B) termination payments under Interest Rate Protection Agreements; provided, however, that the Depositary Agent shall segregate such amounts from any other amounts on deposit in the Project Revenue Fund until such time as payment is made to the Persons entitled thereto;

          (v) Fifth: After making the withdrawals specified in clauses (i), (ii), (iii) and (iv), withdraw from the Project Revenue Fund the amount set forth in the Officer's Certificate of the Partnership for the payment, without duplication, of other amounts due and payable at any time during the Funding Period commencing on such Funding Date with respect to the Bonds, the Additional Permitted Debt, and Debt permitted under Sections 6.16(a)(ii) and (iii) of the Indenture (in each case, taking into account payments, if any, from the Debt Service Fund allocated thereto); provided, however, that the Depositary Agent shall segregate such amounts from any other amounts on deposit in the Project Revenue Fund until such time as payment is made to Persons entitled thereto;

          (vi) Sixth: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv) and (v), transfer from the Project Revenue Fund to the Interest Account of the Debt Service Fund, an amount equal to the excess of (i) the sum of the interest payments due and payable on all of the Bonds Outstanding on the next succeeding interest payment dates falling on or within six months following such Funding Date and the interest payment(s) due and payable on Additional Permitted Debt
     (including ordinary course settlement amounts, but not termination payments, under any related Interest Rate Protection Agreement) on the next interest payment date(s) falling on or within six months following such Funding Date, over (ii) the amount then on deposit in the Interest Account, after giving effect to any withdrawals from the Interest Fund made on such date; provided, however, that for the purposes of determining the amount to transfer from the Project Revenue Fund to the Interest Fund with respect to Additional Permitted Debt with a floating interest rate and without a related Interest Rate Protection Agreement, the interest rate in effect at the time of such determination for such Additional Permitted Debt shall be assumed to apply for such six-month period;

          (vii) Seventh: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v) and (vi), transfer from the Project Revenue Fund to the Principal Account of the Debt Service Fund, an amount equal to the excess of (i) the sum of the principal and premium, if any, payment next due and payable on the Bonds Outstanding at the next succeeding principal payment dates falling on or within six months following such Funding Date and the principal and premium, if any, payment(s) due and payable on the Additional Permitted Debt on the next principal payment date(s) falling on or within six months following such Funding Date over (ii) the amount then on deposit in the Principal Account, after giving effect to any withdrawals from the Principal Account made on such date;

          (viii) Eighth: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v),
     (vi) and (vii), transfer from the Project Revenue Fund to the Property Tax Fund an amount equal to the excess, if any, of the Property Tax Requirement for such Funding Date over the amount then on deposit in the Property Tax Fund, after giving effect to any disbursement from the Property Tax Fund made on such Funding Date;

          (ix) Ninth: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v), (vi),
     (vii) and (viii), transfer from the Project Revenue Fund to the Debt Service Reserve Fund an amount equal to the excess, if any, of the then current Debt Service Reserve Requirement over the sum of (A) the moneys held in the Debt Service Reserve Fund as of such date, plus (B) the aggregate amount available to be drawn under the Debt Service Letter of Credit after giving effect to any withdrawals from the Debt Service Reserve Fund and drawn on the Debt Service Letter of Credit made on such date;

          (x) Tenth: After making the withdrawals and transfers specified in clauses (i), (ii), (iii), (iv), (v), (vi),
     (vii), (viii) and (ix), transfer from the Project Revenue Fund to the Overhaul Fund, an amount equal to the excess, if any, of the Major Maintenance Requirement for such Funding Date over the amount then on deposit in the Overhaul Fund as of such Funding Date, after giving effect to any disbursements from the Overhaul Fund made on such Funding Date; and

          (xi) Eleventh: After making the withdrawals and transfers specified in the preceding clauses (i) through
     (x), transfer to the Distribution Sub-Fund the balance, if any, remaining in the Project Revenue Fund and not otherwise segregated for a specified purpose.

     If  an  Event  of  Default (as defined in the  Intercreditor
Agreement), shall have occurred and be continuing and the Partnership shall have failed to deliver an Officers' Certificate setting forth the amounts to be withdrawn or transferred pursuant to clause (ii), (iii), (iv), (v), (vi), (vii), or (ix) of this
Section 3.1(b), then the Depository Agent shall make such withdrawals and transfers:

               (A)   upon  receipt  of  a  certificate  from   an
     authorized representative of the appropriate Credit Bank under a Credit Bank Reimbursement Agreement in the case of clause (ii)(A);

               (B)   upon  receipt  of  a  certificate  from   an
     authorized representative of the appropriate Credit Bank under a Credit Bank Working Capital Agreement in the case of clause (ii)(B); and

               (C) upon receipt of a certificate of Responsible Officer of the Trustee or a certificate of an authorized representative of the holder or holders of any Additional Permitted Debt or Debt permitted under Sections 6.16(a)(ii) or (iii) of the Indenture approved by a Responsible Officer of the Trustee in the case of clauses (iii), (iv), (v),
     (vi), (vii), or (ix).

     Section III.2 Operating Fund. (a) On the Closing Date, the amounts then held in the Operating Account established under the Existing Reimbursement Agreement, if any, shall be made available to the Depository Agent and deposited in the Operating Fund established pursuant to this Depositary Agreement. Amounts held in the Operating Fund shall be applied to pay Operating Expenses.

     (b) Before any withdrawal and transfer shall be made from the Operating Fund, there shall be deposited with the Depositary
Agent:

          (i) a requisition from the Partnership, dated not more than five (5) days prior to Disbursement Date set forth therein on which such withdrawal and transfer is requested to be made, signed by an Authorized Representative of the Partnership and stating whether the circumstances described in the next succeeding clause (ii) exist; and;

          (ii) if the Partnership shall have prepared an Operating Budget pursuant to Section 6.14 of the Indenture and if the amount set forth in the Partnership's requisition, when added to the amounts previously withdrawn from the Operating Fund in the fiscal year of the Partnership in which such Distribution Date occurs, exceeds by ten percent (10%) or more the amount of Operating Expenses budgeted for in the Operating Budget through the month in which such Distribution Date occurs, then an Independent Engineer's Certificate dated not more than five
     (5) days prior to such Disbursement Date, approving of the withdrawal and transfer requested to be made.

     (c) On the Disbursement Date referred to in Section 3.2(b) following the receipt of the documents described in such Section, the Depositary Agent shall withdraw and transfer from the Operating Fund and shall remit to the Partnership the amount set forth in the Partnership's requisition (which, if required by Section 3.2(b)(ii), shall have been approved by the Independent Engineer), and thereafter the Partnership shall remit to the applicable payees any amounts the Partnership receives.

     Section III.3 Interest Account. (a) Moneys deposited in the Interest Account of the Debt Service Fund on any Funding Date shall be allocated ratably among sub-funds of the Interest Account established for each series of Bonds and each issuance of Additional Permitted Debt based on the aggregate interest due and payable on the Bonds and on the Additional Permitted Debt on the next interest payment dates falling on or within six months following such Funding Date (calculated in accordance with the applicable amortization schedules provided to the Depositary Agent by the Partnership). Except as otherwise provided in this Depositary Agreement, moneys in such sub-funds shall be used for the payment, when due and payable (whether at the stated maturity or upon redemption or by acceleration or otherwise), of interest on the related series of Bonds and issuances of Additional Permitted Debt.

     (b) On any Funding Date that amounts of interest on any given series of Bonds or issuance of Additional Permitted Debt are due and payable and have been requisitioned in accordance with Section 3.1(b)(iii) (or if such day is not a Business Day, then on the next Business Day), the Depositary Agent shall withdraw the moneys on deposit in the sub-fund of the Interest Fund allocated for such series of Bonds or issuance of Additional Permitted Debt and remit such moneys to the Persons entitled thereto for the payment of such interest.

     (c) In the event that moneys in the Interest Account exceed the amount of money required by this Depositary Agreement to be deposited therein, on the next Funding Date prior to making the distributions pursuant to Section 3.1(b), the Depositary Agent shall transfer such excess moneys from the Interest Account to the Project Revenue Fund.

     Section III.4 Principal Account. (a) Moneys deposited in the Principal Account on any Funding Date shall be allocated ratably among sub-funds of the Principal Account established for each series of Bonds and each issuance of Additional Permitted
Debt based on the aggregate principal and premium, if any, due and payable on the Bonds and on the Additional Permitted Debt on next principal payment dates falling on or within six months following such Funding Date. Except as otherwise provided in this Depositary Agreement, moneys in such sub-funds shall be used for the payment, when due and payable (whether at the stated maturity or upon redemption or by acceleration or otherwise), of principal and premium, if any, with respect to the related series of Bonds and issuances of Additional Permitted Debt.

     (b) On any Funding Date that amounts for the payment of principal of and premium on, if any, any given series of Bonds or issuance of Additional Permitted Debt are due and payable and have been requisitioned in accordance with Section 3.1(b)(iv), the Depositary Agent shall withdraw the moneys on deposit in the sub-fund of the Principal Account allocated for such series of Bonds or issuance of Additional Permitted Debt and remit such moneys to the Persons entitled thereto for the payment of such principal and premium, if any.

     (c) In the event that moneys in the Principal Account exceed the amount of money required by this Depositary Agreement to be deposited therein on the next Funding Date prior to making the distributions pursuant to Section 3.1(b), the Depositary Agent shall transfer such excess moneys from the Principal Account to the Project Revenue Fund.

     Section III.5 Debt Service Reserve Fund. (a) On the Closing Date, certain amounts specified in the Officer's Certificate referred to in the next to last paragraph of Section
2.2 shall be made available to the Depositary Agent through a transfer of amounts held in one or more funds established under the Existing Reimbursement Agreement for ultimate deposit into the Debt Service Reserve Fund. Additionally, on the Closing Date, a portion (which shall be specified in such Officer's Certificate) of the proceeds of the sale of the Initial Bonds shall be deposited into the Debt Service Reserve Fund. The amounts referred to in the two preceding sentences shall be allocated solely to the Initial Bonds. At any time, the Partnership may deliver to the Depositary Agent a Debt Service Letter of Credit in an aggregate maximum amount available to be drawn thereunder equal to all or any portion of the then current Debt Service Reserve Requirement. Promptly following delivery of a Debt Service Letter of Credit to the Depositary Agent, the Depositary Agent shall remit to the Partner or Partners furnishing such Debt Service Letter of Credit (as set forth in an Officer's Certificate of the Partnership delivered contemporaneously with such Debt Service Letter of Credit) an amount from the Debt Service Reserve Fund equal to the lesser of
(i) the minimum amount to be drawn under such Debt Service Letter of Credit and (ii) the moneys then held in the Debt Service Reserve Fund, and such payment shall not constitute a Distribution for purposes of Section 3.9 of this Depositary Agreement, Section 6.22 of the Indenture or any other Financing Document. Upon receipt by the Depositary Agent of an Officer's Certificate of the Partnership instructing it to draw on the Debt Service Reserve Letter of Credit or certifying that the Debt Termination Date (as defined in the Intercreditor Agreement) has occurred under the Intercreditor Agreement, the Depositary Agent shall deliver to the issuer of such Debt Service Letter of Credit, a draft in an amount equal to the lesser of the amount set forth in such Officer's Certificate or the aggregate maximum amount available to be drawn under such letter of credit and deposit the moneys received into the Debt Service Reserve Fund.

     (b) Moneys deposited in the Debt Service Reserve Fund on any Funding Date or, subject to clause (a), otherwise available to be drawn on the Debt Service Letter of Credit shall be allocated ratably (i) among sub-funds of the Debt Service Reserve Fund established for the principal of and premium, if any, on each series of the Bonds and each issuance of Additional Permitted Debt based on the maximum aggregate principal and premium, if any, payments due and payable on the Bonds on any two consecutive quarterly payment dates in the immediately succeeding three-year period from the date of determination and the maximum principal payments due on the Additional Permitted Debt during any six-month period in the immediately succeeding three-year period from the date of determination or, with respect to Additional Permitted Debt with a Bullet Maturity, in the three-year period immediately prior to final maturity, the Bullet Maturity Amounts for six Funding Periods, and (ii) among sub-funds of the Debt Service Reserve Fund established for the interest on each series of the Bonds and each issuance of Additional Permitted Debt based on the maximum aggregate interest payments due and payable on the Bonds Outstanding due on any two consecutive quarterly payment dates in the immediately succeeding three-year period from the date of determination and the maximum aggregate interest payments due on the Additional Permitted Debt during any six-month period in the immediately succeeding three-year period from the date of determination. For the purposes of allocating the moneys deposited in the Debt Service Reserve Fund among the sub-funds with respect to Additional Permitted Debt with a floating interest rate and without a related Interest Rate Protection Agreement, the interest rate in effect at the time of calculation for such Additional Permitted Debt shall be assumed to apply for such three-year period. Except as otherwise provided in this Depositary Agreement, moneys in such sub-funds shall be used for the payment, when due and payable (whether at the stated maturity or upon redemption or by acceleration, or otherwise), of principal and premium, if any, or interest with
respect  to  the  related  series  of  Bonds  and  issuances   of
Additional Permitted Debt.

     (c) On any Funding Date that amounts have been requisitioned in accordance with Section 3.1(b)(iii) or (iv) and amounts are to be withdrawn from the Debt Service Reserve Fund in accordance with this Depositary Agreement, the Depositary Agent shall withdraw the moneys on deposit in the sub-fund of the Debt Service Reserve Fund allocated for such series of Bonds or issuance of Additional Permitted Debt. To the extent that moneys then held in the sub-fund of the Debt Service Reserve Fund allocated for such series of Bonds or issuance of Additional
Permitted Debt are insufficient to fund such payment, as evidenced by the Officer's Certificate delivered in accordance with Section 3.1(b), one day prior to the Funding Date, the Depositary Agent shall draw on the Debt Service Letter of Credit in an amount equal to the lesser of (x) the amount necessary to make up such deficiency and (y) the amounts available to be drawn under such Debt Service Letter of Credit allocated for such series of Bonds or issuance of Additional Permitted Debt. On such Funding Date, the Depositary Agent shall apply the moneys withdrawn from the Debt Service Reserve Fund or drawn under the Debt Service Letter of Credit to the payments of such principal, premium, if any, or interest then due and payable.

     (d) A determination as to the moneys held in the Debt Service Reserve Fund and/or the aggregate maximum amount at the time available to be drawn under any Debt Service Letter of Credit and the then current Debt Service Reserve Requirement shall be made by the Partnership prior to each Funding Date and immediately following any withdrawal of amounts in the Debt Service Reserve Fund pursuant to clause (b) above. As soon as practicable after making any such determination, the Partnership shall deliver to the Depositary Agent and the Collateral Agent an Officer's Certificate of the Partnership setting forth such determination and the then current Debt Service Reserve Requirement and the Depositary Agent shall confirm such determination and Debt Service Reserve Requirement. If such determination, as confirmed by the Depositary Agent, indicates that the amount of the moneys held in the Debt Service Reserve Fund plus the aggregate maximum amount at the time available to be drawn under the outstanding Debt Service Letter of Credit exceeds the then current Debt Service Reserve Requirement, on the next succeeding Funding Date prior to making the distributions pursuant to Section 3.1(b), the Depositary Agent shall transfer such excess moneys held in the Debt Service Reserve Fund to the Project Revenue Fund.

     (e) Thirty (30) days prior to the expiration of the Debt Service Letter of Credit delivered to the Depositary Agent, provided that the Debt Service Letter of Credit has not been renewed, extended or replaced, the Depositary Agent shall deliver to the issuer of such Debt Service Letter of Credit on such date
(i) a draft on the issuer of such Debt Service Letter of Credit in an amount equal to the maximum amount available to be drawn under the expiring Debt Service Letter of Credit and (ii) an appropriate certificate with respect thereto in the form required by the Debt Service Letter of Credit. The Depositary Agent shall deposit the moneys received from the issuer of such Debt Service Letter of Credit in payment of such draft in the Debt Service Reserve Fund to be applied in accordance with this Section 3.5.

     Section III.6 Overhaul Fund. (a) On the Closing Date, amounts held in an overhaul account established under the Existing Reimbursement Agreement shall be made available to the Depositary Agent for ultimate deposit in the Overhaul Fund. Except as otherwise provided in this Depositary Agreement, amounts held in the Overhaul Fund shall be applied to pay Major Maintenance Expenses.

     (b) Before any withdrawal and transfer shall be made from the Overhaul Fund for the purpose of paying Major Maintenance
Expenses, there shall be filed with the Depositary Agent with respect to each Disbursement Date:

          (i) a requisition from the Partnership in the form attached hereto as Exhibit A (a "Maintenance Requisition") dated no more than five (5) days prior to such Disbursement Date as set forth in the Maintenance Requisition on which such withdrawal and transfer is requested to be made, signed by an Authorized Representative of the Partnership; and

          (ii) an Independent Engineer's Certificate dated no more than five (5) days prior to such Disbursement Date approving of the withdrawal and transfer requested to be made.

     (c) On the Disbursement Date referred to in Section 3.6(b) following receipt of the documents described in Sections 3.6(b)(i) and (ii) above, the Depositary Agent shall withdraw and transfer from the Overhaul Fund and remit to the Partnership the amount set forth in the Maintenance Requisition, and thereafter the Partnership shall remit to the applicable payee any such amounts the Partnership receives.

     (d) Pursuant to Section 6.11(b) of the Indenture, a determination of the Major Maintenance Requirement shall be delivered to the Depositary Agent annually in connection with the Engineer's Annual Report setting forth the then current schedule of the Major Maintenance Reserve Requirement. The Depositary Agent shall be entitled to rely on the last determination of the Major Maintenance Requirement received by it.

     Section III.7 Pollution Control Finance Fund. (a) On the Closing Date, amounts held in the Pollution Control Finance Account established under the Existing Reimbursement Agreement shall be made available to the Depositary Agent for ultimate deposit in the Pollution Control Finance Fund established pursuant to this Depositary Agreement. Amounts held in the Pollution Control Finance Fund shall be applied to pay the cost of installing pollution control facilities at the Project.

     (b) Before any withdrawal and transfer shall be made from the Pollution Control Finance Fund, there shall be deposited with the Depositary Agent:

          (i) a requisition from the Partnership, in the form satisfactory to the Independent Engineer, dated not more than five (5) days prior to Disbursement Date set forth therein on which such withdrawal and transfer is requested to be made, signed by an Authorized Representative of the Partnership; and

          (ii) an Independent Engineer's Certificate dated not more than five (5) days prior to such Disbursement Date, approving of the withdrawal and transfer requested to be made.

     (c) On the Disbursement Date referred to in Section 3.7(b) following the receipt of the documents described in such section, the Depositary Agent shall withdraw and transfer from the Pollution Control Finance Fund and shall remit to the Partnership the amount set forth in the Partnership's requisition approved by the Independent Engineer, and thereafter the Partnership shall remit to the applicable payees any amounts the Partnership receives.

     (d) Upon completion of the installation of pollution control facilities at the Project, there shall be filed with the Depositary Agent (i) an Officer's Certificate of the Partnership certifying the completion of the installation of pollution control facilities at the Project and the amount, if any, required in its opinion to be retained in the Pollution Control Finance Fund for the payment of any remaining costs of installation not then due and payable or the liability for payment of which is being contested or disputed by the Partnership and for the payment of reasonable contingencies following completion of the installation and (ii) an Independent Engineer's Certificate stating that completion of the installation of pollution control facilities at the Project has occurred and concurring with the amounts to be retained in the Pollution Control Finance Fund. Upon receipt of the documents described in clauses (i) and (ii) above, the Depositary Agent shall transfer the amount, if any, remaining in the Pollution Control Finance Fund in excess of the amounts, if any, to remain in the Pollution Control Finance Fund as stated in the Officer's Certificate of the Partnership to the Project Revenue Fund.

     Section III.8 Restoration Fund. (a) In the event that pursuant to Section 6.10(d)(ii) or (iii) of the Indenture the Partnership has determined to rebuild, repair or restore the Project to permit operation of all or a portion of the Project on a Commercially Feasible Basis, upon delivery to the Depositary Agent of an Officer's Certificate of the Partnership certifying that the Project will be rebuilt, repaired or restored to permit operation of all or a portion of the Project on a Commercially Feasible Basis, the Depositary Agent shall withdraw and transfer the Casualty Proceeds, Eminent Domain Proceeds and Title Insurance Proceeds, as the case may be, segregated in the Project Revenue Fund to the Restoration Fund. Amounts held in the
Restoration Fund shall be applied solely for the payment of the costs of rebuilding, repair or restoration of the Project as set forth below. If the amount initially deposited in the Restoration Fund with respect to any Event of Loss, Event of Eminent Domain or Title Event, as the case may be, exceeds $500,000 per Event of Loss, Event of Eminent Domain or Title Event, the Partnership shall deliver to the Depositary Agent, the Collateral Agent, the Trustee, and the L/C Issuer (x) a restoration budget (the "Restoration Budget") prepared by the Partnership identifying all costs reasonably anticipated to be incurred in connection with the rebuilding, restoration or repair, together with a statement of uses of proceeds of the Restoration Fund and any other moneys necessary to complete the rebuilding, repair or restoration and (y) a restoration progress payment schedule (the "Restoration Progress Payments Schedule") for the projected requisitions to be made from the Restoration Fund based on the percentage of rebuilding, repair or restoration completed.

     (b) Before any withdrawal and transfer may be made from the Restoration Fund, there shall be filed with the Depositary Agent and the Collateral Agent with respect to each Disbursement Date:

          (i) a requisition from the Partnership in the form attached hereto as Exhibit B (a "Restoration Requisition"), dated not more than five (5) days prior to such Disbursement Date as set forth therein on which such withdrawal and transfer is requested to be made, signed by an Authorized Representative of the Partnership; and

          (ii) if the amount of Casualty Proceeds, Eminent Domain Proceeds or Title Insurance Proceeds, as the case may be, initially deposited in the Restoration Fund with respect to any Event of Loss, Event of Eminent Domain or Title Event, as the case may be, exceeds $500,000, an Independent Engineer's Certificate dated not more than five (5) days prior to the Disbursement Date approving of the withdrawal and transfer requested to be made.

     (c) On the Disbursement Date referred to in Section 3.8(b) following receipt of the documents described in Sections 3.8(b)(i) and(ii) above, the Depositary Agent shall withdraw and transfer from the Restoration Fund and shall remit to the Partnership the amount set forth in the Restoration Requisition, and thereafter the Partnership shall remit to the applicable payees any amounts the Partnership receives.

     (d) Upon completion of any rebuilding, repair or restoration of the Project, there shall be filed with the Depositary Agent and the Collateral Agent (i) an Officer's Certificate of the Partnership certifying the completion of the rebuilding, repair or restoration of the Project and the amount, if any, required in its opinion to be retained in the Restoration Fund for the payment of any remaining costs of rebuilding, repair or restoration not then due and payable or the liability for payment of which is being contested or disputed by the Partnership and for the payment of reasonable contingencies following completion of the rebuilding, repair or restoration and
(ii) if the amount of Casualty Proceeds, Eminent Domain Proceeds or Title Insurance Proceeds, as the case may be, initially deposited in the Restoration Fund in respect of such Event of Loss, Event of Eminent Domain or Title Event, as the case may be, exceeded $500,000, an Independent Engineer's Certificate stating that completion of the rebuilding, repair or restoration of the Project has occurred and concurring with the amounts to be retained in the Restoration Fund. Upon receipt of the documents described in clauses (i) and (ii) above, the Depositary Agent shall transfer the amount, if any, remaining in the Restoration Fund in excess of the amounts, if any, to remain in the
Restoration  Fund as stated in the Officer's Certificate  of  the
Partnership, first, to the Partnership to the extent of any amounts the Partnership has expended in connection with such rebuilding, repair or restoration (as set forth in such officer's Certificate of the Partnership) and not previously reimbursed (and such payment shall not constitute a Distribution for purposes of Section 3.9 of this Depositary Agreement or Section
6.22 of the Indenture or any other Financing Document) and second, segregate the remainder in the Restoration Fund from any other amounts therein. Upon the segregation of such excess in the Restoration Fund, the Collateral Agent shall deliver to the Depositary Agent and the Trustee a certificate setting forth the allocation of such excess among the Secured Parties pursuant to the Intercreditor Agreement as if such excess were to be ratably distributed to the Secured Parties. If the amount allocated to the Trustee for the benefit of the Holders set forth in the certificate of the Collateral Agent exceeds $500,000, the Depositary Agent shall transfer such moneys segregated in the Project Revenue Fund ratably among (x) the Trustee no later than one Business Day prior to the Redemption Date, as instructed by the Company Order delivered by the Partnership to the Depositary Agent, for the redemption of the Bonds outstanding in whole or in part  in accordance with the Section 7.3(b) of the Indenture  and
(y) the other Secured Parties for prompt redemption or prepayment of Secured Obligations pursuant to the applicable Financing Document in accordance with the allocation set forth in the certificate of the Collateral Agent. If the amount allocated to the Trustee for the benefit of the Holders set forth in the certificate of the Collateral Agent is less than $500,000, the Depositary Agent shall transfer the moneys representing the excess of the Restoration Fund segregated in the Restoration Fund, first, to the Overhaul Fund until an amount equal to the then current Major Maintenance Requirement has been deposited therein, second, to the Debt Service Reserve Fund until the amount held in the Debt Service Reserve Fund equals the then current Debt Service Reserve Requirement, and third, to the Project Revenue Fund. Thereafter, upon receipt of an Officer's Certificate of the Partnership certifying payment of all costs of rebuilding, repair or restoration of the Project and an Independent Engineer's Certificate concurring with such certification, the Depositary Agent shall transfer any amounts remaining in the Restoration Fund in the same order and manner as described in the immediately preceding sentence.

     Section III.9 Partnership Distribution Fund. (a) On any Funding Date that all of the conditions for Distributions set forth in Section 6.22 of the Indenture and the other Financing Documents are satisfied, provided that the Depositary Agent shall not have received within five (5) days of receipt by the Depositary Agent of the Officer's Certificate of the Partnership a written objection from the Collateral Agent setting forth the conditions to Distributions not satisfied under the relevant Financing Document, the Depositary Agent shall make payment from the Distribution Sub-Fund to the Partnership for use as Distributions and any other lawful purpose.

     (b) On any Funding Date on which all the conditions precedent to Distributions are satisfied except (i) the
conditions  to  Distributions  in  Section  6.22(a)(vi)  of   the
Indenture, (ii) the conditions to Distributions in Section 6.22(a)(vii) of the Indenture, (iii) the conditions to Distributions in Section 6.22(b) of the Indenture, or (iv) the conditions to Distributions set forth in any other Financing
Document, after giving effect to Distributions otherwise permitted by Section 6.22(b) of the Indenture, the Depositary Agent shall transfer all moneys held in the Distribution Sub-Fund to the Suspension Sub-Fund. The moneys deposited in the Suspension Sub-Fund and designated for the Funding Date on which such money is deposited shall be segregated from other amount on deposit in the Suspension Sub-Fund. On any day thereafter on which the Partnership is entitled to make a Distribution pursuant to Section 6.22(c) of the Indenture and all other conditions to Distributions set forth in the other Financing Documents have been satisfied, upon delivery to the Trustee, the Collateral Agent and the Depositary Agent of an Officer's Certificate of the Partnership certifying either that the Event of Default which had occurred and was continuing on a previous Funding Date has been cured or that the conditions set forth in Section 6.22(a)(vii) or 6.22(b) of the Indenture (whichever was previously not satisfied) are now satisfied and, in either case, all other conditions to Distributions set forth in the other Financing Documents have been satisfied, the Depositary Agent shall withdraw and transfer moneys in the Suspension Sub-Fund designated for such Funding Date to the Partnership to make Distributions and any other lawful purpose.

     (c) Upon receipt of an Officer's Certificate of the Partnership (or, if an Event of Default (as defined in the Intercreditor Agreement) shall have occurred and be continuing, a certificate of a Responsible Officer of the Trustee, approved by an authorized representative of the L/C Issuer, or a certificate of an authorized representative of the L/C Issuer approved by a Responsible Officer of the Trustee) requesting transfer of moneys held in the Partnership Distribution Fund to any other Fund, the Depositary Agent shall promptly transfer from the sub-finds of the Partnership Distribution Fund the specified amount to the specified Fund in accordance with the Officer's Certificate.

     Section III.10 Additional Permitted Debt Fund. (a) If the Partnership or the Company incurs any Additional Permitted Debt or the Company makes Loans to the Partnership of the proceeds of Additional Permitted Debt of the Company permitted under Sections 6.16(a)(v) and (vi) of the Indenture, respectively, the Partnership and the Company shall deposit with the Depositary Agent the proceeds of such Additional Permitted Debt or Loans to be held in the Additional Permitted Debt Fund. Except as otherwise provided in this Depositary Agreement, amounts held in the Additional Permitted Debt Fund shall be applied solely for the payment of the costs of enhancements and modifications to the Project as set forth below.

     (b) Before any withdrawal and transfer shall be made from the Additional Permitted Debt Fund, there shall be filed with the Depositary Agent and the Collateral Agent with respect to each Disbursement Date:

          (i) a requisition from the Partnership in the form satisfactory to the Independent Engineer and the holders of such Additional Permitted Debt (a "Modification Requisition"), dated not more than five (5) days prior to such Disbursement Date as set forth therein on which such withdrawal and transfer is requested to be made, signed by an Authorized Representative of the Partnership;

          (ii) an Officer's Certificate of the Partnership in the form satisfactory to the Independent Engineer and the holders of such Additional Permitted Debt dated not more than five (5) days prior to such Disbursement Date;

          (iii) a budget prepared by the Partnership identifying all costs reasonably anticipated to be incurred in connection with the enhancement or modification, together with a statement of reasonably anticipated use of proceeds of the Additional Permitted Debt Fund and any other moneys necessary to complete the enhancement or modification and a progress payment schedule for the projected requisitions to be made from the Additional Permitted Debt Fund; and

          (iv) an Independent Engineer's Certificate in the form satisfactory to the holders of such Additional Permitted
     Debt, dated not more than five (5) days prior to such Disbursement Date.

     (c) On the Disbursement Date referred to in Section 3.10(b) following receipt of the documents described in Sections
3.10(b)(i) through (iv) above, the Depositary Agent shall withdraw and transfer from the Additional Permitted Debt Fund and shall remit to the Partnership the amount set forth in the Modification Requisition, and thereafter the Partnership shall remit to the applicable payees any amounts the Partnership receives.

     Section III.11 Property Tax Fund.  (a) Amounts held  in  the
Property Tax Fund shall be applied to pay property taxes assessed against the property of The Bibb Company that includes, or is contiguous to, the Site.

     (b) Before any withdrawal and transfer shall be made from the Property Tax Fund, there shall be deposited with the Depositary Agent:

          (i)   a  requisition from the Partnership,  in  a  form
     satisfactory to the Depositary Agent, dated not more than five (5) days prior to Disbursement Date set forth therein on which such withdrawal and transfer is requested to be made, signed by an Authorized Representative of the Partnership stating that the taxes to be paid with the amount requisitioned are due and it is anticipated that, if such taxes are not paid, a Lien on the Site will be foreclosed or otherwise realized upon; and

          (ii) any notice or other written communication received by the Partnership evidencing the possible enforcement of such Lien.

     (c) On the Disbursement Date referred to in Section 3.11(b) and following the receipt of the documents described in such Section, the Depositary Agent shall withdraw and transfer from the Property Tax Fund and shall remit to the Partnership the amount set forth in the Partnership's requisition, and thereafter the Partnership shall remit to the applicable taxing authority or appropriate payees any amounts the Partnership receives.

     (d) Reference is made to Section 6.29 of the Indenture, which provides that upon the occurrence of either of the events described therein, the Partnership shall deliver to the Depositary Agent, an Officer's Certificate of the Partnership certifying that such event has occurred. Upon receipt of such Officer's Certificate and the other documents described in
Section 6.29 of the Indenture, the Depositary Agent shall transfer the amount, if any, remaining in the Property Tax Fund in excess of the amounts, if any, to remain in the Property Tax Fund as stated in the Officer's Certificate of the Partnership to the Project Revenue Fund.

     (e)   Upon  the payment of The Bibb Company of the  property
taxes  against  the  property  that  includes  the  Site  for   a
particular tax year, the Partnership may submit to the Depositary
Agent:

          (i) an Officer's Certificate of the Partnership certifying that the property taxes for such year have been paid in full, and

          (ii) such other documents as the Depositary Agent may reasonably request to evidence that such payment has been made.

          Upon receipt of such Officer's Certificate and other documents, the Depositary Agent shall transfer the amount, if any, remaining in the Property Tax Fund that is in excess of the then current Property Tax Requirement with respect to any tax year that has not been paid in full to the Project Revenue Fund.

     Section III.12 Payment Deficiencies; Invasion of Funds. (a) If on any Funding Date the aggregate amount of moneys withdrawn from the Project Revenue Fund pursuant to Section 3.1(b)(i) are not sufficient to pay in full all Operating Expenses requisitioned in accordance with Section 3.1(b)(i) and the Partnership is unable to borrow moneys under a Credit Bank Working Capital Agreement, the Depositary Agent shall forthwith make up such deficiency by withdrawing cash for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Additional Permitted Debt Fund, the Property Tax Fund, ratably from the Principal Account sub-funds, and ratably from the Interest Account sub-funds, ratably from the Debt Service Reserve sub-funds (including any draws on the Debt Service Letter of Credit), in such order, until such deficiency is satisfied and by depositing such cash into the Operating Fund for transfer to the Partnership in accordance with Section 3.2. If, after giving effect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount of such requisition, the aggregate amount withdrawn from the Project Revenue Fund, the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the
Additional Permitted Debt Fund, the Property Tax Fund, and ratably from the Principal Account, the Interest Account, the Debt Service Reserve Fund shall be applied to the ratable payment of such amount.

     (b) If on any Funding Date the aggregate amount of moneys withdrawn from the Project Revenue Fund pursuant to Section 3.1(b)(ii) are not sufficient to pay in full amounts requisitioned in accordance with Section 3.1(b)(ii), the Depositary Agent shall forthwith make up such deficiency by withdrawing cash for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, and the Additional Permitted Debt Fund, in such order, until such deficiency is satisfied and by depositing such cash into the Project Revenue Fund for transfer to the Credit Banks in accordance with Section 3.1(b)(ii). If, after giving effect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount of such requisition, the aggregate amount withdrawn from the Project Revenue Fund, the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, and the Additional Permitted Debt Fund, shall be applied to the ratable payment of such amount.

     (c) If on any Funding Date the aggregate amount of moneys withdrawn from the Project Revenue Fund pursuant to Section 3.1(b)(iii) and the Interest Fund sub-funds (to the extent allocated to such payments) pursuant to Section 3.3(b) are not sufficient to pay in full all amounts requisitioned in accordance with Section 3.1(b)(iii), the Depositary Agent shall forthwith make up such deficiency by withdrawing moneys for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, the Debt Service Reserve Fund sub-funds (to the extent allocated to such payments) and the Additional Permitted Debt Fund, in such order, until such deficiency is satisfied and by depositing such moneys into the Project Revenue Fund for payment in accordance with Section 3.1(b)(iii). If, after giving effect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount of such requisition, the aggregate amount withdrawn from the Project Revenue Fund, the Interest Account, the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, the Debt Service Reserve Fund, and the Additional Permitted Debt shall be applied to the ratable payment of such interest.

     (d) If on any Funding Date the aggregate amount of moneys withdrawn from the Project Revenue Fund pursuant to Section
3.1(b)(iv) and the Principal Account sub-funds (to the extent allocated to such payments) pursuant to Section 3.4(b) are not sufficient to pay in full all amounts requisitioned in accordance with Section 3.1(b)(iv), the Depositary Agent shall forthwith make up such deficiency by withdrawing moneys for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, the Debt Service Reserve Fund sub-funds (to the extent allocated to such payment) in accordance with Section 3.5(c), and the Additional Permitted Debt Fund, in such order, until such deficiency is satisfied and by depositing such moneys into the Project Revenue Fund for payment in accordance with Section 3.1(b)(iv). If, after giving effect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount of such requisition, the aggregate amount withdrawn from the Project Revenue Fund, the Principal Account, the
Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, the Debt Service Reserve Fund, and the Additional Permitted Debt Fund shall be applied to the ratable payment of such principal.

     (e) If on any Funding Date the aggregate moneys withdrawn from the Project Revenue Fund pursuant to Section 3.1(b)(v) are not sufficient to pay in full all amounts requisitioned in accordance with Section 3.1(b)(v), the Depositary Agent shall forthwith make up such deficiency by withdrawing moneys for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, and the Additional Permitted Debt Fund, in such order, until such deficiency is satisfied and by depositing such amount into the Project Revenue Fund for payment in accordance with Section 3.1(b)(v). If, after giving effect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount of such requisition, the aggregate amount withdrawn from the Project Revenue Fund, the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, and the Additional Permitted Debt Fund shall be applied to the ratable payment of such amounts.

     (f) If on any Funding Date the aggregate amount of moneys withdrawn from the Project Revenue Fund pursuant to Section 3.1(b)(vi) or (vii) are not sufficient to pay in full all amounts to be transferred to the Debt Service Fund in accordance with
Section 3.1(b)(vi) or (vii), the Depositary Agent shall forthwith make up such deficiency by withdrawing cash for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, and the Additional Permitted Debt Fund, in such order, until such deficiency is satisfied and by depositing such cash into the Project Revenue Fund for transfer to the Debt Service Fund in accordance with Section 3.1(b)(vi) or (vii). If, after giving effect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount required to be transferred to the Debt Service Fund on such Funding Date, the aggregate amount withdrawn from the Project Revenue Fund, the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, and the Additional Permitted Debt Fund shall be applied to the ratable payment of such amount.

     (g) If on any Funding Date the aggregate amount of moneys withdrawn from the Project Revenue Fund pursuant to Section 3.1(b)(viii) are not sufficient to pay in full amounts to be transferred to the Property Tax Fund in accordance with Section 3.1(b)(viii), the Depositary Agent shall forthwith make up such deficiency by withdrawing cash for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund, and the Additional Permitted Debt Fund, in such order, until such deficiency is satisfied and by depositing such cash into the Project Revenue Fund for transfer to the Property Tax Fund in accordance with
Section 3.1(b)(viii). If, after giving effect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount that is required to be transferred to the Property Tax Fund on such Funding Date, the aggregate amount withdrawn from the Project Revenue Fund, the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund and the Additional Permitted Debt Fund shall be applied to the ratable payment of such amount.

     (h) If on any Funding Date the aggregate amount of moneys withdrawn from the Project Revenue Fund pursuant to Section
3.1(b)(ix) are not sufficient to pay in full amounts to be transferred to the Debt Service Reserve Fund in accordance with
Section 3.1(b)(ix), the Depositary Agent shall forthwith make up such deficiency by withdrawing cash for such purpose from the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund and the Additional Permitted Debt Fund, in such order, until such deficiency is satisfied and by depositing such cash into the Project Revenue Fund for transfer to the Debt Service Reserve Fund in accordance with Section 3.1(b)(ix). If, after giving affect to the immediately preceding sentence, there shall be insufficient moneys to pay in full the whole amount required to be transferred to the Debt Service Reserve Fund on such Funding Date, the aggregate amount withdrawn from the Project Revenue Fund, the Distribution Sub-Fund, the Suspension Sub-Fund, the Overhaul Fund, the Pollution Control Finance Fund and the Additional Permitted Debt Fund shall be applied to the ratable payment of such amount.

     Section III.13 Investment of Funds. Moneys held in any Fund created by and held under this Depositary Agreement shall be invested and reinvested in Permitted Investments at the written direction (which may be in the form of a standing instruction) of an Authorized Representative of the Partnership; provided, however, that at any time when (a) a Responsible Officer of the Depositary Agent has received written notice that an Event of Default shall have occurred and be continuing or (b) an Authorized Representative of the Partnership has not timely furnished such a written direction or, after a request by the Depositary Agent, has not so confirmed a standing instruction to the Depositary Agent, the Depositary Agent shall invest such moneys only in Permitted Investments of a maturity of thirty (30) days or less. Such investments shall mature in such amounts and have maturity dates or be subject to redemption at the option of the holder thereof on or prior to maturity as needed for the purposes of such Funds, but in no event shall such investments mature more than one year after the date acquired. Any income or gain realized from such investments shall be deposited, first, into the Fund from which such moneys came, until the amount in such Fund equals the amount then required to be deposited in such Fund and, second, into the Project Revenue Fund. Any loss shall be charged to the applicable Fund. The Depositary Agent shall not be liable for any such loss other than by reason of its willful misconduct or gross negligence. For purposes of any income tax payable on account of any income or gain on an investment, such income or gain shall be for the account of the Partnership and the Company.

     Section III.14 Disposition of Funds Upon Retirement of Bonds and Additional Permitted Debt. (a) Upon the payment in full of the principal, premium, if any, and interest on any series of Bonds or issuance of Additional Permitted Debt such that such series of Bonds or issuance of Additional Permitted Debt is no longer Outstanding, all amounts held in the sub-funds of the
Interest Account, the Principal Account and the Debt Service Reserve Fund allocated to such series of Bonds or issuance of Additional Permitted Debt, as the case may be, shall be transferred to the Project Revenue Fund.

     (b) Upon termination of the Intercreditor Agreement and after payment in full of the principal of, premium, if any, and interest on all the Additional Permitted Debt and Bonds Outstanding, all amounts payable to the Credit Banks under the Credit Bank Documents and all to payable to the Permitted Counterparties under the Interest Rate Protection Agreements, and after payment in full of all Administrative Claims, Trustee Claims, Collateral Agent Claims, the Depositary Agent Claims, and all fees, charges and expenses of the Independent Engineer, the Gas Consultant and the Insurance Consultant and after payment in full of all other amounts required to be paid hereunder, all amounts remaining in any Fund established in Section 2.2 shall be paid by the Depositary Agent to the Partnership upon receipt of a certificate of the Collateral Agent authorizing such payments from the Funds.

     Section III.15 Fund Balance Statements. The Depositary Agent shall, on a monthly basis and at such other times as the Collateral Agent, the Partnership or the Company may from time to time reasonably request, provide to the Collateral Agent, the Partnership and the Company, fund balance statements in respect of each of the Funds, accounts, sub-funds and amounts segregated in any of the Funds. Such balance statement shall also include deposits, withdrawals and transfers from and to any Fund, account, sub-fund and segregated amounts.

     Section III.16 Trigger Events. (a) On and after any date on which the Depositary Agent receives written notice from the Collateral Agent pursuant to Section 2.4(a) of the Intercreditor Agreement that a Trigger Event has occurred (the date of receipt of such notice, the "Trigger Event Day"), the Depositary Agent shall thereafter accept all notices and instructions required to be given to the Depositary Agent pursuant to the terms of this Depositary Agreement only from the Collateral Agent and not from any other Person and the Depositary Agent shall not withdraw, transfer, pay or otherwise distribute any moneys in any of the Funds except pursuant to such notices and instructions from the Collateral Agent.

     (b)   On the Trigger Event Date, the Depositary Agent  shall
(i) draw on the Debt Service Letter of Credit and deposit the proceeds thereof into the Debt Service Reserve Fund and (ii) render to the Collateral Agent an accounting of all moneys in the Funds as of the Trigger Event Date.

     (c) On and after the Trigger Event Date, the Depositary Agent shall (A) distribute all money then held in the Project Revenue Fund in accordance with clauses (i) through (vii) of
Section 3.1(b) (except that it shall not make any withdrawal, transfer or payment in accordance with Section 3.1(b)(i) unless the Depositary Agent receives written notice from the Collateral Agent to make such withdrawal, transfer or payment) and (B) make any or all of the following transfers and withdrawals as directed in a notice from the Collateral Agent:

          (i) to the Trustee for redemption of the Bonds Outstanding in accordance with Section 7.3 of the Indenture, or if the maturity of the Bonds have been accelerated pursuant to Section 8.2 of the Indenture, for payment of the Bonds and to each holder of Additional Permitted Debt, any moneys held in the Principal Account sub-funds, the Interest Account sub-funds, the Additional Permitted Debt Fund and the Debt Service Reserve Fund sub-funds, in each case, allocated to the Bonds and such Additional Permitted Debt, respectively; and

          (ii) to the Trustee (for redemption of the Bonds outstanding in accordance with Section 7.3 of the Indenture or, if the maturity of the Bonds has been accelerated, for payment of the Bonds), and to the other Secured Parties, ratably, any moneys held in the Operating Fund, the Overhaul Fund, the Pollution Control Finance Fund, the Property Tax Fund, the Partnership Distribution Fund and the Restoration Fund and any moneys remaining in the Funds described in clause (i) above after making the withdrawals specified therein;

provided that if the Depositary Agent has not received a notice authorizing the Depositary Agent to distribute all amounts in the Project Revenue Fund as provided in Section 3.16(c)(A) from the Collateral Agent following the Trigger Event Date, the Depositary Agent shall distribute all moneys then held in the Project Revenue Fund in accordance with Section 3.1(b) (except that it shall not make any withdrawal, transfer or payment in accordance with Section 3.1(b)(i)) on each one-month anniversary of the Trigger Event Date until the Depositary Agent receives such notice from the Collateral Agent and thereafter the Depositary Agent shall follow the instructions set forth in such notice until notified otherwise by the Collateral Agent.

     (d) Upon receipt from the Collateral Agent of any cash proceeds resulting from liquidation of the Collateral, the Depositary Agent shall (i) first, deposit such cash proceeds resulting from liquidation of the Collateral into the Project Revenue Fund, (ii) second, pay to each of the Collateral Agent, the Trustee, the Credit Banks (if there is no agent(s) for the Credit Banks or, if there is an agent or agents for the Credit Banks, then the agent(s) for the Credit Banks) and any other trustees or agents that are Secured Parties under the Security Documents, and the Depositary Agent, as the case may be, ratably, in an amount equal to the amounts due in respect of the Administrative Claims, the Collateral Agent Claims, the Trustee Claims and the Depositary Agent Claims, respectively, due and payable as of the date of such distribution; provided that, prior to any such distribution to any such Persons, the Depositary Agent shall have received a certificate signed by each such Person setting forth the amount payable to such Person as of the date of such distribution, including any supporting materials for such claims and (iii) third, distribute the balance of such proceeds in accordance with Section 3.16(c)(A).

                           ARTICLE IV

                        Depositary Agent

     Section IV.1 Appointment of Depositary Agent, Powers and Immunities. The Collateral Agent, on behalf of the Secured Parties under the Intercreditor Agreement, hereby irrevocably appoints and authorizes the Depositary Agent to act as its agent hereunder, with such powers as are expressly delegated to the Depositary Agent by the terms of this Depositary Agreement, together  with  such  other powers as are  reasonably  incidental thereto. The Depositary Agent shall not have any duties or responsibilities except those expressly set forth in this Depositary Agreement. Without limiting the generality of the foregoing, the Depositary Agent shall take all actions as the Collateral Agent shall direct it to perform in accordance with the express provisions of this Depositary Agreement or as the Collateral Agent may otherwise direct it to perform in accordance with the provisions of this Depositary Agreement. Notwithstanding anything to the contrary contained herein, the Depositary Agent shall not be required to take any action which is contrary to this Depositary Agreement or applicable law. Neither the Depositary Agent nor any of its Affiliates shall be responsible to any Secured Party for any recitals, statements, representations or warranties made by the Partnership or the Company contained in this Depositary Agreement or any other Project Document or Financing Document or in any certificate or other document referred to or provided for in, or received by any Secured Party under, the Indenture, this Depositary Agreement or any other Project Document or Financing Document for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Depositary Agreement or any other Project Document or any other document referred to or provided for herein or therein or for any failure by the Partnership or the Company to perform their respective obligations hereunder or thereunder, the Depositary Agent shall not be required to ascertain or inquire as to the performance by the Partnership or the Company of any of their respective obligations under the Indenture, any other Financing Document, this Depositary Agreement or any other Project Document or any other document or agreement contemplated hereby or thereby. The Depositary Agent shall not be (a) required to initiate or conduct any litigation or collection proceeding hereunder or under any other Collateral Document or
(b) responsible for any action taken or omitted to be taken by it hereunder (except for its own gross negligence or willful misconduct) or in connection with any other Collateral Document. Except as otherwise provided under this Depositary Agreement, the Depositary Agent shall take action under this Depositary Agreement only as it shall be directed in writing by the Collateral Agent. Whenever in the administration of this Depositary Agreement the Depositary Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary Agent taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of any Authorized Representative of the Partnership or the Company, as the case may be, or the Collateral Agent, if appropriate. The Depositary Agent shall have the right at any time to seek instructions concerning the administration of this Depositary Agreement from the Collateral Agent or any court of competent jurisdiction.

     Section IV.2 Reliance by Depositary Agent. The Depositary Agent shall be entitled to rely upon any certificate, Officer's Certificate of the Partnership, Independent Engineer's Certificate, notice or other document (including any electric mail, cable, telegram, telecopy or telex) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statement of legal counsel, independent accountants and other experts selected by the Depositary Agent and shall have no liability for its actions taken thereupon, unless due to the Depositary Agent's willful misconduct or gross negligence. The Depositary Agent's duties and responsibilities hereunder are entirely administrative and not discretionary and are to be determined only with reference to this Depositary Agreement and applicable law. Without limiting the foregoing, the Depositary Agent shall be required to make payment to the Secured Parties only as set forth herein. As to any matters not expressly provided for by this Depositary Agreement, the Depositary Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon the instructions of the Collateral Agent and shall in all such cases be fully protected in acting, or in refraining from acting, hereunder in accordance with or pursuant to the terms of this Depositary Agreement or the instructions of the Collateral Agent, and such instructions of the Collateral Agent and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties. The Depositary Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Depositary Agreement in accordance with a request of the Collateral Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Collateral Agent and the Secured Parties.

     Section IV.3 Court Orders. The Depositary Agent is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary Agent. The Depositary Agent shall not be liable to any of the parties hereto or any other Secured Party, their successors, heirs or personal representatives by reason of the Depositary Agent's compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

     Section IV.4 Resignation or Removal of Depositary Agent. Subject to the appointment and acceptance of a successor Depositary Agent as provided below, the Depositary Agent may resign at any time by giving thirty (30) days written notice thereof to the Collateral Agent, the Partnership and the Company. The Depositary Agent may be removed at any time with cause by the holders of 25% or more of the Combined Exposure and, if not the same Person as the Depositary Agent, by the Trustee or the Collateral Agent. In the event that the Depositary Agent shall decline to take any action without first receiving an indemnity from the Partnership, the Company, the Secured Parties or the Collateral Agent, as the case may be, and, having received an indemnity, shall continue to decline to take such action, the Collateral Agent, the Trustee and the holders of 25% or more of the Combined Exposure shall be deemed to have sufficient cause to remove the Depositary Agent. In the event the Depository Agent is also the Trustee, the Collateral Agent (if it is not the same Person as the Depositary Agent) and such holders shall have the right to remove the Depositary Agent with or without cause. Upon any such resignation or removal, the Collateral Agent shall have the right to appoint a successor Depositary Agent, which Depositary Agent shall be reasonably acceptable to the
Partnership and the Company. If no successor Depositary Agent shall have been appointed by the Collateral Agent and shall have accepted such appointment within 30 days after the retiring Depositary Agent's giving of notice of resignation or the removal of the retiring Depositary Agent, then the retiring Depositary Agent may appoint a successor Depositary Agent, which shall be a bank or trust company reasonably acceptable to the Collateral Agent, the Partnership and the Company. Upon the acceptance of any appointment as Depositary Agent hereunder by the successor Depositary Agent, (a) such successor Depositary Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Agent, and the retiring Depositary Agent shall be discharged from its duties and obligations hereunder and (b) the retiring Depositary Agent shall promptly transfer the Funds within its possession or control to the possession or control of the successor Depositary Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Depositary Agent with respect to the Funds to the successor Depositary Agent. After the retiring Depositary Agents resignation or removal hereunder as Depositary Agent, the provisions of this Article IV and of Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Depositary Agent.

                           ARTICLE V

                Expenses; Indemnification; Fees

     Section V.1 Expenses. The Partnership and the Company agree to pay or reimburse all out-of-pocket expenses of the Depositary Agent (including reasonable fees and expenses for legal services of every kind) in respect of, or incident to, the administration or enforcement of any of the provisions of this Depositary Agreement or in connection with any amendment, waiver or consent relating to this Depositary Agreement.

     Section V.2 Indemnification. The Partnership and the Company jointly and severally agree to indemnify the Depositary Agent from and against any and all claims, losses, liabilities and expenses (including the fees and expenses of counsel) growing out of or resulting from (a) this Depositary Agreement (including, without limitation, performance under or enforcement of this Depositary Agreement, but excluding any such claims, losses or liabilities resulting from the Depositary Agent's gross negligence or willful misconduct) or (b) any refund or adjustment of any amount paid or payable to the Depositary Agent under or in respect of this Depositary Agreement which may be ordered or otherwise required by any Person. This indemnity shall survive the termination of this Depositary Agreement, and the resignation or removal of the Depositary Agent.

     Section  V.3     Fees.   On the Closing Date,  and  on  each
anniversary of the Closing Date to and including the Maturity Date, the Partnership and the Company shall pay the Depositary Agent a fee in an amount mutually agreed on by the Partnership, the Company and the Depositary Agent.

                           ARTICLE VI

                          Exculpation

     Section VI.1 Exculpation. Notwithstanding anything to the contrary contained in this Depositary Agreement, the liability and obligation of the Partnership or the Company to perform and observe and make good the obligations contained in this Depositary Agreement shall not be enforced by any action or
proceeding  wherein  damages  or  any  money  judgment   or   any
deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against any Partner, any past, present or future partner, officer, director or shareholder or related Person of any Partner or the Company (other than the Partnership and the Company), and the Depositary Agent, for itself and its successors and assigns, and the Collateral Agent, for itself and its successors and assigns, irrevocably waive any and all right to sue for, seek or any such damages. money judgment, deficiency judgment or personal judgment against any Partner, any past, present or future partner, officer, director or shareholder or related Person of any Partner or the Company (other than the Partnership and the Company) under or by reason of or in connection with this Depositary Agreement and agrees to look solely to the Company and the Partnership and the security and collateral held under or in connection with the Collateral Documents for the enforcement of such liability and obligation of the Company or the Partnership. Nothing contained in this paragraph shall be construed (i) as preventing the Depositary Agent or the Collateral Agent from naming the Company or the Partnership, any Partner, any past, present or future partner, officer, director or shareholder or related Person of any Partner or the Company in any action or proceeding brought by the Collateral Agent to enforce and to realize upon the security and collateral provided under or in connection with the Collateral Documents so long as no judgment, order, decree or other relief, in each came, in the nature of a personal or deficiency judgment or otherwise establishing any personal obligation shall be asked for, taken, entered or enforced against any Partner or any past, present or future partner, officer, director or shareholder or related Person of any Partner or the Company (other than the Partnership and the Company), in any such action or proceeding,
(ii) as modifying, qualifying or affecting in any manner whatsoever the lien and security interests created by this
Depositary Agreement and the other Project Documents or the enforcement thereof by the Collateral Agent, (iii) as modifying, qualifying or affecting in any manner whatsoever the personal recourse undertakings, obligations and liabilities of any person, party or entity under any guaranty of payment. completion guaranty, other guaranty or indemnification agreement now or hereafter executed and delivered to the Collateral Agent in connection with the Collateral Documents, or (iv) as modifying. qualifying or affecting in any manner whatsoever the personal recourse liability of any Partner, any past, present or future partner, officer, director or shareholder or related Person of any Partner or the Company or any other person, party or entity for fraud or willful misrepresentation or any wrongful misappropriation or diversion of any portion of the Collateral.


                          ARTICLE VII

                         Miscellaneous

     Section VII.1 Amendments; Etc. No amendment or waiver of any provision of this Depositary Agreement nor consent to any departure by the Partnership and the Company here from shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, the Depositary Agent, the Partnership and the Company and such amendment or waiver shall have been consented to by the Trustee. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

     Section VII.2 Addresses for Notices. All notices, requests and other communications provided for hereunder shall be in writing and, except as otherwise required by the provisions of this Depositary Agreement, shall be given to the Company and the Partnership as provided in Section 1.5 of the Indenture, and in the case of notices, requests, or communications to or with the Depositary Agent, to the following address, or such other address as the Depositary Agent may from time to time designate in writing to the others as herein required:

          Fleet National Bank
          Corporate Trust Department
          777 Main Street
          CTM00238
          Hartford, Connecticut  06115
          Ref:  Panda-Rosemary 1996

          Telecopier Number:  (860) 986-7920

and, in the came of notices, requests or communications to or with the Collateral Agent, to the following address, or such other address as the Collateral Agent may from time to time designate in writing to the others as herein required:

          Fleet National Bank
          Corporate Trust Department
          777 Main Street
          CTM00238
          Hartford, Connecticut  06115
          Ref:  Panda-Rosemary 1996

          Telecopier Number:  (860) 986-7920

     Except as may be otherwise required by Section 1.5 of the Indenture with respect to the Partnership and the Company, notices, requests and other communications shall be delivered personally, telecopied or transmitted by another customary form of electronic transmission, or mailed, postage prepaid. Each such notice, request and other communication shall be deemed to have been given if and when received by an officer, manager or supervisor in the department of the addressee specified for attention (unless the addressee refuses to accept delivery, in which case they shall be deemed to have been given when first presented to the addressee for acceptance); provided, however, that notices to the Depository Agent must be received by a Responsible Officer.

     Section VII.3 Governing Law. THIS DEPOSITARY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     Section  VII.4   Headings.   The  headings  used  in   this
Depositary Agreement are for convenience of reference only and do not constitute part of this Depositary Agreement for any purpose.

     Section VII.5 No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Partnership, the Company, the Collateral Agent, the Depositary Agent and the Secured Parties and their respective successors and assigns and no Person (other than the parties hereto and such Secured Parties) shall have any rights hereunder.

     Section VII.6 No Waiver. No failure an the part of the Depositary Agent, the Collateral Agent or any Secured Party or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall be construed as a waiver thereof; nor shall any single or partial exercise by the Depositary Agent, the Collateral Agent or any Secured Party or any of their nominees or representatives of any right, power or remedy preclude the exercise of any other right, remedy or power.

     Section VII.7 Severability. If any provision of this Depositary Agreement or the application thereof shall be invalid or unenforceable to any extent, (a) the remainder of this Depositary Agreement and the application of such remaining provisions shall not be affected, and (b) each such remaining provision shall be enforced to the fullest extent permitted by law.

     Section VII.8 Successors and Assigns. All covenants, agreements, representations and warranties in this Depositary Agreement by the Depositary Agent, the Collateral Agent, the Partnership and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

     Section VII.9 Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Depositary Agreement to be duly executed as of the date first written above.

                              PANDA-ROSEMARY, L.P.

                              BY:  PANDA-ROSEMARY CORPORATION,
                                             as general partner


                              By:
                                    Name:  Robert W. Carter
                                    Title:

                              PANDA-ROSEMARY FUNDING CORPORATION



                              By:
                                    Name:  Robert W. Carter
                                    Title:

                              FLEET NATIONAL BANK,
                              as Collateral Agent



                              By:
                                    Name:  Kathy A. Larimore
                                    Title: Assistant Vice President


                              FLEET NATIONAL BANK,
                              as Depositary Agent



                              By:
                                    Name:  Kathy A. Larimore
                                    Title: Assistant Vice President


                                                     Exhibit A to
                                             Depositary Agreement

                    MAINTENANCE REQUISITION

                          NO. ________



                             [Date]

Fleet National Bank, as Depositary Agent
  under the Depositary Agreement
  referred to below
Corporate Trust Department
777 Main Street
CTM00238
Hartford, Connecticut  06115
Ref:  Panda-Rosemary 1996

Attention:

     Re: Deposit and Disbursement Agreements dated as of July 31, 1996 (as amended, supplemented or modified and in effect, the "Depositary Agreement"), among Panda-Rosemary Funding Corporation, a Delaware corporation (the "Company"), Panda-Rosemary, L.P., a Delaware limited partnership (the "Partnership") and Fleet National Bank, a national banking association organized under the laws of the United States in its capacity as depositary agent (in such capacity, together with its successors in such capacity, the "Depositary Agent") and Trust Indenture, dated as of July 31, 1996 (as amended, supplemented or modified and in effect, the "Indenture") among the Company, the Partnership and Fleet National Bank, in its capacity as trustee (in such capacity, together with its successor in such capacity, the "Trustee")

Ladies and Gentlemen:

     This requisition (this "Maintenance Requisition") is delivered to you pursuant to Section 3.6 of the Depositary Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Depositary Agreement and the Indenture. The information relating to the Maintenance Requisition is as follows:

     1.   The  aggregate amount to be withdrawn from the Overhaul
          Fund in accordance with this Maintenance Requisition is $_____________.

     2.   The  Disbursement  Date on which  the  withdrawals  and
          transfer  from  the  Overhaul  Fund  pursuant  to  this
          Maintenance   Requisition   are   to   be    made    is
          _____________, _______.

     3. Set forth on Schedule 1 attached hereto is the name of each Person to whom any payment is to be made, the aggregate amount due and payable on the Disbursement Date or reasonably expected to be due and payable within the thirty (30) day period following the Disbursement Date to such Person and an accurate description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which each payment was or is to be made, with invoices with respect thereto attached (except for invoices reasonably expected to be received by the Partnership during the thirty (30) day period following the Disbursement Date).

     4. The proceeds of this Maintenance Requisition withdrawn from the Overhaul Fund will be used to pay Major Maintenance Expenses and the Depositary Agent may properly charge such Major Maintenance Expenses against the Overhaul Fund.

     5. The Partnership has reviewed the work performed, services rendered and materials, equipment or supplies delivered (either directly or, in the case of offsite work or services, in reliance on sources of information deemed reliable by the Independent Engineer) for which payment is requested under this Maintenance Requisition, and the Depositary Agent may properly charge such Major Maintenance Expenses against the Overhaul Fund.

     6. The Major Maintenance Expenses for which payment is requested under this Maintenance Requisition from the Overhaul Fund have not been the basis for any prior requisition by the Partnership.

     7. As of the date hereof, the Partnership has not received any written notice of any lien, right to lien or attachment upon, or claim affecting the Partnership's right to receive any portion of the amount of this Maintenance Requisition (other than in respect of Permitted Liens), or in the event that the Partnership has received notice of any such lien, attachment or claim (other than a Permitted Lien), such lien, attachment or claim has been released or discharged as of the date hereof or will be released or discharged upon payment of the Major Maintenance Expenses for which payment is requested under this Maintenance Requisition.

     8. This Maintenance Requisition contains no items which represent payment on account of any retained percentages which the Partnership is entitled to retain on the date hereof or which will be used to make a payment of an amount in dispute which the Partnership is entitled to retain or withhold.

     9. Except as set forth on Schedule 2 hereto, the major overhaul of the Project is in accordance with the current schedule of major overhaul, as delivered to the Depositary Agent pursuant to Section 6.11 of the Indenture, and the exceptions set forth on Schedule 2 hereto could not reasonably be expected to result in a Material Adverse Change.

     10.  Attached   hereto  as  Appendix  I  is  an  Independent
          Engineer's   Certificate  approving  this   Maintenance
          Requisition.

                                   Very truly yours,

                                   PANDA-ROSEMARY, L.P.

                                   By: Panda-Rosemary Corporation,
                                       its General Partner



                                   By:
                                        Name:
                                        Title:



                                          Schedule 1 to Exhibit A


                              Amount
          Name                of Payment          Purpose

                                          Schedule 2 to Exhibit A

                          Maintenance

                                                     Exhibit B to
                                             Depositary Agreement


                    RESTORATION REQUISITION

                           NO. ______



                             [Date]

Fleet National Bank, as Depositary Agent
  under the Depositary Agreement
  referred to below
Corporate Trust Department
777 Main Street
CTM00238
Hartford, Connecticut  06115
Ref:  Panda-Rosemary 1996

Attention:

     Re: Deposit and Disbursement Agreement, dated as of July 31, 1996 (as amended, supplemented or modified and in effect, the "Depositary Agreement"), among Panda-Rosemary Funding Corporation, a Delaware corporation (the "Company"), Panda-Rosemary, L.P., a Delaware limited partnership (the "Partnership") and Fleet National Bank, a national banking association organized under the laws of the United States in its capacity as depositary agent (in such capacity, together with its successors in such capacity, the "Depositary Agent") and Trust Indenture, dated as of July 31, 1996 (as amended, supplemented or modified and in effect, the "Indenture") among the Company, the Partnership and Fleet National Bank, in its capacity as trustee (in such capacity, together with its successor in such capacity, the "Trustee")

Ladies and Gentlemen:

     This requisition (this "Restoration Requisition") is delivered to you pursuant to Section 3.8(b) of the Depositary Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Depositary Agreement and the Indenture. The information relating to the Maintenance Requisition is as follows:

     1.   The   aggregate  amount  to  be  withdrawn   from   the
          Restoration  Fund  in accordance with this  Restoration
          Requisition is $_____________.

     2. The Disbursement Date on which the withdrawals and transfers pursuant to this Restoration Requisition are to be made is _____________, _____.

     3. Set forth on Schedule 1 attached hereto is the name of each Person to whom any payment is to be made, the aggregate amount due and payable on the Disbursement Date or reasonably expected to be due and payable within the thirty (30) day period following the Disbursement Date to such Person and an accurate description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which each payment was or is to be made, with invoices with respect thereto attached (except for invoices of, or other evidences of payment required to, third parties paid or to be paid by the general contractor or invoices reasonably expected to be received during the thirty (30) day period following the Disbursement Date).

     4. The proceeds of this Restoration Requisition withdrawn from the Restoration Fund will be used to pay the costs of rebuilding, repair or restoration ("Restoration Costs") and the Depositary Agent may properly charge such costs against the Restoration Fund.

     5. The Partnership has reviewed the work performed, services rendered and materials, equipment or supplies delivered (either directly or, in the case of offsite work or services, in reliance on sources of information deemed reliable by the Independent Engineer) for which payment is requested under this Restoration Requisition, and the Restoration Costs which have been paid or for which payment is requested under this Restoration Requisition are in accordance with the Restoration Budget and the Restoration Progress Payment Schedule.

     6. The Restoration Costs for which payment is requested under this Restoration Requisition from the Restoration
          Fund have not been the basis of any prior requisition by the Partnership.

     7. As of the date hereof, the Partnership has not received any written notice of any lien, right to lien or attachment upon, or claim affecting the Partnership's right to receive any portion of the amount of this Restoration Requisition (other than in respect of Permitted Liens), or in the event that the Partnership has received notice of any such lien, attachment or claim (other than a Permitted Lien), such lien, attachment or claim has been released or discharged as of the date hereof or will be released or discharged upon payment of the Restoration Costs for which payment is requested under this Restoration Requisition.

     8. This Restoration Requisition contains no items which represent payment on account of any retained percentages which the Partnership is entitled to retain on the date hereof or which will be used to make a payment of an amount in dispute which the Partnership is entitled to retain or withhold.

     9.   Attached   hereto  as  Appendix  I  is  an  Independent
          Engineer's   Certificate  approving  this   Restoration
          Requisition.

                                   Very truly yours,

                                   PANDA-ROSEMARY, L.P.

                                   By: Panda-Rosemary Corporation,
                                       its General Partner



                                   By:
                                        Name:
                                        Title:



                                          Schedule 1 to Exhibit B


                              Amount
          Name                of Payment          Purpose